                                                             EXHIBIT 10.2

                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------

     THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into this ____th day of ______, 1998, by and between HELLER FINANCIAL, INC., a Delaware corporation (the "Company"), and THE FUJI BANK LIMITED, a Japanese banking corporation (together with its subsidiaries is hereinafter referred to as "Fuji Bank").

     WHEREAS, in connection with the initial public offering of shares of Class A common stock, $0.25 par value per share, of the Company (the "Class A Common Stock"), the Company desires to grant to Fuji Bank and a Qualified Transferee (as defined below) certain registration rights with respect to the Class A Common Stock held directly or indirectly by Fuji Bank or a Qualified Transferee or issuable upon conversion of any other security (including shares of the Class B common stock, $0.25 par value per share, of the Company (the "Class B Common Stock") held by Fuji Bank or such Qualified Transferee.

     WHEREAS, the parties hereto desire to set forth the terms and conditions of the Company's covenants and agreements in respect of the registration of the Class A Common Stock with the Securities and Exchange Commission and all applicable state securities agencies.

     NOW, THEREFORE, in consideration of the foregoing and the mutual convents and agreements herein contained, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

     1.  Certain Definitions.  The following terms, as used herein, have the
         -------------------
following meanings:

          "Affiliate" of a Holder means a Person who controls, is controlled by
           ---------
     or is under common control with such Holder or the spouse or children (or a trust exclusively for the benefit of a spouse or children) of such Holder or, in the case of a Holder that is a partnership, its partners.

          "Agreement" has the meaning set forth in the preamble to this
           ---------
     Agreement.

          "Class A Common Stock" has the meaning set forth in the preamble to
           --------------------
     this Agreement.

          "Class B Common Stock" has the meaning set forth in the preamble to
           --------------------
     this Agreement.

          "Common Stock" means the Class A Common Stock and the Class B Common
           ------------
     Stock, collectively.

          "Company" has the meaning set forth in the preamble to this Agreement.
           -------

          "Exchange Act" means the Securities Exchange Act of 1934, as amended,
           ------------
     or any similar federal statute, and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the time.

          "Fuji Bank" has the meaning set forth in the preamble to this
           ---------
     Agreement.

          "Holder(s)" means Fuji Bank and a Qualified Transferee.
           ---------

          "Initiating Holders" has the meaning set forth in Section 2(a).
           ------------------

          "IPO" means the initial public offering of the Class A Common Stock.
           ---

          "NASD" means the National Association of Securities Dealers, Inc.
           ----

          "Person" means an individual, corporation, partnership, limited
           ------
     liability company, limited partnership, syndicate, person (including, without limitation, a "person" as defined in Section 13(d)(3) of the Exchange Act), trust, association or entity or government, political subdivision, agency or instrumentality of a government.

          "Qualified Transferee" means one unrelated person or its subsidiaries
           --------------------
     to whom shares of Class B Common Stock representing more than 50% of the combined voting power of all outstanding shares of the Company's voting stock are transferred by Fuji Bank in a single transaction.

          "register," "registered" and "registration" refer to a registration
           --------    ----------       ------------
     effected by preparing and filing a registration statement or similar document in compliance with the Securities Act and the declaration or ordering of effectiveness by the SEC of such registration statement or document.

          "Registrable Stock" means (a) the Class A Common Stock issuable upon
           -----------------
     the conversion of the Class B Common Stock owned by a Holder immediately after the IPO, (b) any Class A Common Stock acquired by a Holder in the open market at a time when such Holder is deemed to be an Affiliate of the Company, so long as (i) such Class A Common Stock is owned by such Holder and (ii) such Holder continues to be deemed an Affiliate of the Company, and (c) any shares of Class A Common Stock issued or issuable with respect to any such shares of Registrable Stock referred to in clauses (a) and (b) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise. For purposes of this Agreement, any Registrable Stock shall cease to be Registrable Stock when (1) a registration statement covering such Registrable Stock has been declared effective and such Registrable Stock has been disposed of pursuant to such effective registration statement, (2) such Registrable Stock is sold or otherwise transferred by a Person in a transaction in which the rights under the provisions of this Agreement are not assigned or (3) such Registrable Stock is sold pursuant to Rule 144

     (including Rule 144(k)) (or any similar provision then in force under the Securities Act) without registration under the Securities Act.

          "SEC" means the Securities and Exchange Commission.
           ---

          "Securities Act" means the Securities Act of 1933, as amended, or any
           --------------
     similar federal statute, as the same shall be in effect at the time.

     2.   Demand for Registration.
          -----------------------

          (a) On and after the date that is six (6) months from the date of the final prospectus (as included in a registration statement filed under the Securities Act and declared effective by the SEC) covering the shares of Class A Common Stock sold by the Company in the IPO, the Holders of the Registrable Stock (the "Initiating Holders") may demand in a written notice
                             ------------------
     that the Company file a registration statement under the Securities Act covering the registration of any or all Registrable Stock held by such Initiating Holders in the manner specified in such notice. Following receipt of any notice under this Section 2 the Company shall (i) within twenty (20) days notify all other Holders, if any, of such request in writing and (ii) use its reasonable efforts to effect the registration (as set forth in Section 4) of all Registrable Stock that the Initiating Holders and such other Holders have demanded, within ten (10) days after the Company has given such notice, be registered in accordance with the manner of disposition specified in such notice by the Initiating Holders.

          (b) If the Initiating Holders have set forth in their written demand for registration that they intend to have the Registrable Stock distributed by means of an underwritten offering, the Company shall include such information in the written notice referred to in clause (i) of Section 2(a). In such event, the right of any Holder to include its Registrable Stock in such registration shall be conditioned upon such Holder's participation in such underwritten offering and the inclusion of such Holder's Registrable Stock in the underwritten offering (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) on the terms provided below. All Holders proposing to distribute Registrable Stock through such underwritten offering shall enter into an underwriting agreement in customary form with the underwriter or underwriters. Such underwriter or underwriters shall be selected by a majority in interest of the Initiating Holders and shall be approved by the Company, which approval shall not be unreasonably withheld, provided, that
                                                                 --------
     (i) all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such Holders of Registrable Stock, and (ii) any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement shall be conditions precedent to the obligations of such Holders of Registrable Stock. If Holder of Registrable Stock disapproves of the terms of the underwriting, such Holder may elect to withdraw all its Registrable Stock by written notice to the Company, the managing underwriter or underwriters, and the Initiating Holders. The Registrable Stock so withdrawn shall also be withdrawn from registration.

          (c) Notwithstanding any provision of this Agreement to the contrary:

               (i) the Company shall not be required to effect a registration pursuant to this Section 2 during the period starting with the date thirty (30) days prior to the filing by the Company of, and ending on a date one hundred eighty (180) days following the effective date of, a registration statement pertaining to a public offering of securities for the account of the Company or on behalf of selling stockholders under any other registration rights agreement which the Holders have been entitled to join pursuant to Section 3;

                    provided that the Company shall actively employ in good
                    --------
                    faith all reasonable efforts to cause such registration statement to become effective as soon after such period as possible; and

               (ii) if the Company shall determine in good faith that such registration would require the Company to disclose a material financing, acquisition or other transaction then being pursued by the Company and the Company shall determine in good faith that such disclosure is not in the best interests of the Company or would interfere with such transaction, the Company's obligation to use its reasonable efforts to file a registration statement shall be deferred for a period not to exceed ninety (90) days.

          (d) The Company shall not be obligated to effect or pay for more than one (1) registration pursuant to this Section 2; provided, that a
                                                      --------
     registration demanded pursuant to this Section 2 shall not be deemed to have been effected for purposes of this Section 2(d) unless (i) it has been declared effective by the SEC, (ii) it has remained effective for the period set forth in Section 4 and (iii) the offering of Registrable Stock pursuant to such registration is not subject to any stop order, injunction, or other order or requirement of the SEC preventing the use of the registration statement (other than any such stop order, injunction, or other order or requirement of the SEC prompted by any act or omission of Holders of Registrable Stock).

     3.   Participatory Registration.  If at any time the Company determines
          --------------------------
that it shall file a registration statement under the Securities Act (other than a registration statement on a Form S-4 or S-8 or any successor forms or filed in connection with a merger, acquisition, exchange offer or other business combination transaction or an offering of securities solely to the Company's existing securityholders or employees) on any form that would also permit the registration of the Registrable Stock and such filing is to be on its behalf or on behalf of selling holders of its securities, or on behalf of both, for the general registration of its Class A Common Stock to be sold for cash, the Company shall each such time promptly give each Holder written notice of such determination setting forth the date on which the Company proposes to file such registration statement, which date shall be no earlier than fifteen (15) days from the date of such notice, and advising each Holder of its right to request that its Registrable Stock be included in such registration. Upon the written request of any Holder received by the Company no later than ten (10) days after the date of receipt of the Company's notice, the Company shall use its reasonable efforts to effect the registration (as set forth in Section 4) of all of the Registrable Stock that each such Holder has so requested to be registered and to cause the managing underwriter or underwriters of the proposed underwritten offering to permit such Holder to include its Registrable Stock in such offering on the same terms and conditions as the shares of Class A Common Stock to be sold by the Company (or, if no shares are to be sold by the Company, the shares of Class A Common Stock to be sold by selling stockholders) included therein. If, in the written opinion of the managing underwriter or underwriters (or, in the case of a non-underwritten offering, in the reasonable good faith opinion of the Company), the total number of shares of Class A Common Stock to be so registered, including such Registrable Stock, will exceed the maximum number of shares of Class A Common Stock which can be marketed (a) at a price per share reasonably related to the then current market value per share of the Class A Common Stock, and (b) without otherwise materially and adversely affecting the entire offering, then the Company shall be entitled to reduce the number of shares of Registrable Stock to be registered. Any reduction made pursuant to the immediately preceding sentence shall be allocated among all such Holders in proportion (as nearly as practicable) to the amount of Registrable Stock owned by each Holder at the time of filing the registration statement. The Company shall not be required under this Section 3 to include shares of Registrable Stock in any underwritten offering unless the Holders of such shares of Registrable Stock accept the terms of the underwriting of such offering that have been reasonably agreed upon between the Company and the underwriters selected by the Company.

     4.   Registration Procedures.  Whenever required under Section 2 or 3 to
          -----------------------
use its reasonable efforts to effect the registration of any Registrable Stock, the Company shall, as expeditiously as reasonably possible:

          (a) prepare and file with the SEC a registration statement, signed, pursuant to Section 6(a) of the Securities Act, by the requisite officers and directors of the Company, with respect to such Registrable Stock and use its reasonable efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby determined as hereinafter provided;

          (b) prepare and file with the SEC such amendments and supplements to such registration statement, signed, pursuant to Section 6(a) of the Securities Act, by the requisite officers and directors of the Company, and the prospectus used in connection therewith as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Stock covered by such registration statement;

          (c) furnish to the Holders such numbers of copies of the registration statement and the prospectus included therein (including each preliminary prospectus and any amendments or supplements thereto in conformity with the requirements of the Securities Act) and such other documents and information as they may reasonably request;

          (d) use its reasonable efforts to register or qualify the Registrable Stock covered by such registration statement under such other securities or blue sky laws of such jurisdictions (if any) within the United States and Puerto Rico as shall be reasonably appropriate for the distribution of the Registrable Stock covered by the registration statement; provided, however,
                                                              -----------------
     that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business in or to file a general consent to service of process in any jurisdiction wherein it would not but for the requirements of this paragraph (d) be obligated to do so; and provided,
                                                                   ---------
     further, that the Company shall not be required to qualify such Registrable
     -------
     Stock in any jurisdiction in which the securities regulatory authority requires that any Holder submit any shares of its Registrable Stock to the terms, provisions and restrictions of any escrow, lockup or similar agreement(s) for consent to sell Registrable Stock in such jurisdiction, unless such Holder agrees to do so;

          (e) promptly notify each Holder for whom such Registrable Stock is covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, and at the request of any such Holder promptly prepare and furnish to such Holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made (and the Holders shall suspend the use of the prospectus until the requisite changes thereto have been made);

          (f) furnish, at the request of any Holder demanding registration of Registrable Stock pursuant to Section 2, if the method of distribution is by means of an underwriting, on the date that the shares of Registrable Stock are delivered to the underwriters for sale pursuant to such registration, or if such Registrable Stock is not being sold through underwriters, on the date that the registration statement with respect to such shares of Registrable Stock becomes effective, (i) a signed opinion, dated such date, of legal counsel representing the Company for the purpose of such registration, addressed to the underwriters, if any, and if such Registrable Stock is not being sold through underwriters, then to the Holders making such request, as to such matters as such underwritten or the Holders holding a majority of the Registrable Stock included in such registration, as the case may be, may reasonably request and as would be customary in such a transaction; and (ii) letters dated such date and the date the offering is priced from the independent certified public accountants of the Company, addressed to the underwriters, if any, and if such Registrable Stock is not being sold through underwriters, then to the Holders making such request and, if such accountants refuse to deliver such letters to such Holders, then to the Company (A) stating that they are independent certified public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements and other financial data of the Company included in the registration statement or the prospectus, or any amendment or supplement thereto, comply as to form in all material respects with the applicable accounting requirements of the Securities Act and (B) covering such other financial matters (including information as to the period ending not more than five (5) business days prior to the date of such letters) with respect to the registration in respect of which such letter is being given as such underwriters or the Holders holding a majority of the Registrable Stock included in such registration, as the case may be, may reasonably request and as would be customary in such a transaction;

          (g) enter into customary agreements (including if the method of distribution is by means of an underwriting, an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Stock to be so included in the registration statement;

          (h) otherwise use its reasonable efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, but not later than eighteen
     (18) months after the effective date of the registration statement, an earnings statement covering the period of at least twelve (12) months beginning with the first day of the first full fiscal quarter after the effective date of such registration statement, which earnings statements shall satisfy the provisions of Section 11(a) of the Securities Act;

          (i) use its reasonable efforts to list the Registrable Stock covered by such registration statement with any securities exchange on which the Class A Common Stock is then listed; and

          (j) notwithstanding any provision of this Section 4 to the contrary, the Company shall not be required to amend or supplement a prospectus for a period not to exceed ninety (90) days if (i) such amendment or supplement would require the Company to disclose a material financing, acquisition or other transaction then being pursued by the Company and the Company shall determine in good faith that such disclosure is not in the best interests of the Company or would interfere with such transaction or (ii) the Company shall determine in good faith that there is a valid business purpose or reason for suspending the use of such prospectus in accordance with Section 4(e) hereof instead of making such amendment or supplement.

     For purposes of Sections 4(a) and 4(b), the period of distribution of Registrable Stock in a firm commitment underwritten public offering shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it, and the period of distribution of Registrable Stock in any other registration shall be deemed to extend until the earlier of (i) the sale of all Registrable Stock covered thereby and (ii) six (6) months after the effective date thereof.

     5.   Information from Holders.  It shall be a condition precedent to the
          ------------------------
obligations of the Company to take any action pursuant to this Agreement that the Holders shall furnish to the Company such information regarding themselves, the Registrable Stock held by them, and the intended method of disposition of such securities as the Company shall reasonably request and as shall be required in connection with the action to be taken by the Company.

     6.   Expenses of Registration.  All expenses incurred in connection with
          ------------------------
each registration pursuant to Section 2 and Section 3 of this Agreement, excluding underwriters' discounts and commissions, but including without limitation all registration, filing and qualification fees, word processing, duplicating, printers' and accounting fees (including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance), fees of the New York Stock Exchange or other listing fees, NASD filing fees, messenger and delivery expenses, fees and expenses of complying with state securities or blue sky laws, fees and disbursements of counsel for the Company, and the reasonable fees and disbursements of one counsel for the selling Holders (which counsel shall be selected by the Holders holding a majority in interest of the Registrable Stock being registered), shall be paid by the Company; provided, however, that if a
                                                 -----------------
registration request pursuant to Section 2 of this Agreement is subsequently withdrawn at the request of the Holders, such withdrawing Holders shall bear such expenses. The Holders shall bear and pay the underwriting commissions and discounts applicable to securities offered for their account in connection with any registrations, filings and qualifications made pursuant to this Agreement.

     7.   Information from the Company.  With a view to making
          -----------------------------
available the benefits of certain rules and regulations of the SEC which may at any time permit the sale of the Registrable Stock to the public without registration, (a) at all times after ninety (90) days after the registration statement under the Securities Act covering the IPO shall have been declared effective by the SEC, the Company agrees to:

                (i) use its reasonable best efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act, or otherwise make and keep public information available (as those terms are understood and defined in Rule 144 under the Securities Act); and

               (ii) furnish to each Holder of Registrable Stock forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of the Exchange Act, a copy of the most recent annual report on Form 10-K or quarterly report on Form 10-Q of the Company, and such other reports and documents so filed by the Company as such Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing such Holder to sell any Registrable Stock without registration; and

          (b) at all times during which the Company is neither subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, it will provide, upon the written request of any Holder of Registrable Stock in written form (as promptly as reasonably practicable and in any event within 15 business days), to any prospective buyer of such stock designated by such Holder, all information required by Rule 144A(d)(4)(i) of the General Regulations promulgated by the SEC under the Securities Act.

     8.   Indemnification.  In the event any Registrable Stock is included in a
          ---------------
registration statement under this Agreement:

          (a) The Company shall indemnify and hold harmless each Holder, such Holder's directors and officers, each underwriter (as defined in the Securities Act) who participates in the offering of the Registrable Stock, and each Person who controls such Holder within the meaning of Section 15 of the Securities Act, against any losses, claims, damages or liabilities, joint or several, which a Holder, any such director or officer, underwriter or controlling Person may incur under the Securities Act or otherwise, insofar as such losses, claims, damages, liabilities (or proceedings in respect thereof) arise out of or are based on any untrue or alleged untrue statement of any material fact contained in such registration statement on the effective date thereof (including any preliminary prospectus, final prospectus or other prospectus filed pursuant to Rule 424 under the Securities Act or any amendments or supplements to any of the foregoing) or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and shall reimburse each such Holder, such Holder's directors and officers, such underwriter or controlling Person for any legal or other expenses reasonably incurred by him, her or it (but not in excess of expenses incurred in respect of one counsel for all of them unless, in the reasonable judgement of an indemnified party there is a conflict of interest with another indemnified party, in which case the Company will reimburse the indemnified parties for one additional counsel) in connection with investigating or defending any such loss, claim, damage, liability or proceeding; provided, however, that
                                                        --------  -------
     the indemnity agreement contained in this Section 8(a) shall not apply to any Holder, such Holder's directors and officers, underwriter or controlling Person in any such case for any such loss, claim, damage, liability or proceeding if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld);

     provided, further, that the Company shall not be liable to any Holder, such
     --------  -------
     Holder's directors and officers, underwriter or controlling Person in any such case for any such loss, claim, damage, liability or expenses to the extent that it arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in connection with such registration statement, preliminary prospectus, final prospectus, a prospectus filed under Rule 424 of the Securities Act or amendments or supplements to any of the foregoing, in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, such Holder's directors and officers, underwriter or controlling Person; and provided, further that, with respect to any untrue statement or
         --------  -------
     alleged untrue statement or omission or alleged omission made in any prospectus (preliminary or otherwise), the foregoing indemnity agreement shall not inure to the benefit of any underwriter or (in the case of an offering that is not underwritten) any Holder from whom the person asserting any such loss, claim, damage, liability or proceeding purchased the Registrable Stock concerned, or any officer or director of or Person controlling such underwriter or (in the case of an offering that is not underwritten) such Holder, to the extent any such loss, claim, damage, liability or proceeding of such underwriter or Holder results from the fact that a copy of the final prospectus (or the final prospectus as amended or supplemented) was not sent or given to such person, if required by the Securities Act so to have been delivered, at or prior to the written confirmation of the sale of such Registrable Stock to such person, and the untrue statement or the alleged untrue statement or the omission or the alleged omission was corrected in such final prospectus (or the final prospectus as amended or supplemented) if the Company had previously furnished copies of such final prospectus (or the final prospectus as amended or supplemented) to such underwriter or Holder. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any such Holder, such Holder's directors and officers, underwriter or controlling Person, and shall survive the transfer of such securities by such Holder.

          (b) The Holders demanding or joining in a registration, severally and not jointly, shall indemnify and hold harmless the Company, each of its directors and officers, each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, and each underwriter (within the meaning of the Securities Act) who participates in the offering of the Registrable Stock and each Person who controls such underwriter against any losses, claims, damages or liabilities, joint or several, to which the Company or any such director, officer, controlling Person or underwriter may incur, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such registration statement on the effective date thereof (including any preliminary prospectus, final prospectus or other prospectus filed pursuant to Rule 424 under the Securities Act or any amendments or supplements to any of the foregoing) or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in such registration statement, preliminary prospectus, final prospectus or other prospectus filed pursuant to Rule 424 of the Securities Act or amendments or supplements to any of the foregoing, in reliance upon and in conformity with written information furnished by or on behalf of such Holder expressly for use in connection with such registration and each such

     Holder shall reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling Person or underwriter (but not in excess of expenses incurred in respect of one counsel for all of them unless, in the reasonable judgement of an indemnified Person, there is a conflict of interest with another indemnified Person, in which case such Holder shall reimburse the indemnified Persons for one additional counsel) in connection with investigating or defending any such loss, claim, damage, liability or proceeding; provided, however, that the indemnity agreement contained in
                 --------  -------
     this Section 8(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or proceeding if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld), and provided, further, that the liability of each Holder
                    --------  -------
     hereunder shall not in any event exceed the net proceeds received by such Holder from the sale of Registrable Stock covered by such registration statement.

          (c) Promptly after receipt by an indemnified Person under this Section 8 of notice of the commencement of any action or proceeding, such indemnified Person shall, if a claim in respect thereof is to be made against any indemnifying Person under this Section, notify the indemnifying Person in writing of the commencement thereof, and the indemnifying Person shall have the right to participate in and assume the defense thereof with counsel selected by the indemnifying Person and reasonably satisfactory to the indemnified Person; provided, however, that an indemnified Person shall
                             --------  -------
     have the right to retain its own counsel, with all fees and expenses thereof to be paid by such indemnified Person (except as provided in paragraph (a) and (b) above), and to be apprised of all progress in any proceeding the defense of which has been assumed by the indemnifying Person. The failure to notify an indemnifying Person promptly of the commencement of any such action shall only release the indemnifying Person from any of its obligations under this Section 8 if, and only to the extent that, such indemnifying Person is materially prejudiced by such failure, but the omission to so notify the indemnifying Person will not relieve it of any liability that it may have to any indemnified Person otherwise than under this Section.

          (d) To the extent any indemnification by an indemnifying Person provided for in this Section 8 is prohibited or limited by law, the indemnifying Person, in lieu of indemnifying such indemnified Person, shall contribute to the amount paid or payable by such indemnified Person as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the indemnifying Person and the indemnified Person in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of such indemnifying Person and indemnified Person shall be determined by reference to, among other things, whether an untrue or alleged untrue statement of material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying Person or indemnified Person, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a Person as a result of losses, claims, damages or liabilities referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such Person in connection with any investigation or proceeding.

          The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

     9.   Lockup.  Each Holder shall, in connection with any registration of the
          ------
Company's securities, upon the request of the Company or the underwriters managing any underwritten offering of the Company's securities, agree in writing not to effect any sale, disposition or distribution of any Registrable Stock (other than that included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time not to exceed one hundred eighty (180) days from the effective date of such registration as the Company or the underwriters may specify; provided that all
                                                             --------
executive officers and directors of the Company shall also have agreed not to effect any sale, disposition or distribution of any Registrable Stock under the circumstances and pursuant to the terms set forth in this Section 9.

     10.  Assignment of Registration Rights.  The registration rights of any
          ---------------------------------
Holder under this Agreement with respect to any Registrable Stock may be assigned to an Affiliate of such Holder; provided that (a) the assigning Holder
                                         --------
shall give the Company written notice at or prior to the time of such assignment stating the name and address of the assignee and identifying the securities with respect to which the rights under this Agreement are being assigned; (b) such assignee shall agree in writing, in form and substance reasonably satisfactory to the Company, to be bound as a Holder by the provisions of this Agreement; and
(c) immediately following such assignment the further disposition of such securities by such assignee is restricted under the Securities Act. No assignment of the registration rights of any Holder with respect to any Registrable Stock in accordance with this Section 10 shall cause such Registrable Stock to lose such status.

     11.  Binding Effect; Benefit.  This Agreement shall be binding upon and
          -----------------------
shall inure to the benefit of the parties hereto and their respective permitted successors and assigns. Nothing in this Agreement, expressed or implied, is intended to confer on any Person other than the parties hereto or their respective permitted successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement.

     12.  Governing Law.  This Agreement shall be governed by, and construed in
          -------------
accordance with, the Laws of the State of New York.

     13.  Counterparts.  This Agreement may be executed in one or more
          ------------
counterparts, each of which when executed and delivered shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

     14.  Headings.  The descriptive headings contained in this Agreement are
          --------
included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

     15.  Notices.  All notices, requests, claims, demands and other
          -------
communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by telecopy upon written confirmation of receipt by the recipient or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 15):

          if to the Company:

          Heller Financial, Inc.
          500 West Monroe Street
          Chicago, Illinois  60661
          Attention:  General Counsel
          Telecopy Number:  (312) 441-7456

          if to The Fuji Bank Limited:
          [insert address]

          Attention:  ______________________
          Telecopy Number:  ________________

     16.  Amendments and Waivers.  Any provision of this Agreement may be
          ----------------------
amended or waived if such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement, or in the case of a waiver, by the party against whom the waiver is to be effective. No failure or delay by any party in exercising any rich, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

     17.  Severability.  If any term or other provision of this Agreement is
          ------------
invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions set forth in this Agreement is not affected in any manner materially adverse to any party hereto. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions set forth in this Agreement be consummated as originally contemplated to the fullest extent possible.

     18.  Entire Agreement.  This Agreement constitutes the entire agreement
          ----------------
among the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings among the parties with respect thereto.

     19.  Attorneys' Fees.  In the event that any party hereto shall file suit
          ---------------
to enforce any of the terms of this Agreement or to recover damages for a breach Of this Agreement, the prevailing party shall be entitled to recover reasonable attorney's fees and costs incurred in such proceeding.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                              HELLER FINANCIAL, INC.


                              By
                                    ---------------------------------
                                    Name:
                                    Title:


                              THE FUJI BANK LIMITED


                              By
                                    ---------------------------------
                                    Name:
                                    Title: